UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DYNARESOURCE, INC.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

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DYNARESOURCE, INC.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

October 30, 2017

Dear Stockholders:

It is our pleasure to invite you to attend the 2017 Annual Meeting of Stockholders of DynaResource, Inc., to be held on Thursday, December 7, 2017, at 2:00 P.M. CST, in the Amphitheater Room at the Four Seasons Hotel, 4150 N. MacArthur Blvd., Irving, Texas 75039.

The matters to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our Annual Report at December 31, 2016 is also enclosed.

Whether you plan to attend the Annual Meeting, or not, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. Therefore, I urge you to vote as promptly as possible. You may vote your shares by returning the enclosed proxy card. Timely voting will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support of DynaResource, Inc. I look forward to seeing you at the Annual Meeting.

Sincerely,

K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

DYNARESOURCE, INC.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 7, 2017

To the Stockholders of DynaResource, Inc.:

Notice is hereby given that the 2017 Annual Meeting of Stockholders of DynaResource, Inc., a Delaware corporation (the “Company”), will be held on Thursday, December 7, 2017, at 2:00 P.M. CST, in the Amphitheater Room at the Four Seasons Hotel at 4150 N. MacArthur Blvd., Irving, Texas 75039. The Annual Meeting of Stockholders will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)	To elect four Class I Directors to the Company’s Board of Directors. The Class I Directors are elected by the holders of the outstanding shares of Series A Preferred Stock voting together as a single class;
(2)	To elect two Class II Directors to the Company’s Board of Directors. The Class II Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class;
(3)	To elect one Class III Director to the Company’s Board of Directors. The Class III Director is elected by the holders of the outstanding shares of Series C Convertible Preferred Stock voting together as a single class;
·	Note that the Board of Directors has fixed the number of directors at seven, to be comprised of (A) four Class I Directors; (B) two Class II Directors; and (C) one Class III Director.
(4)	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for the Company’s named executive officers. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s 2018 Annual Meeting of Stockholders;
(5)	To approve, on an advisory basis, the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years. While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee;
(6)	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof;

Only stockholders of record as of the close of business on November 3, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting, or not, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. You may vote your shares by returning the enclosed proxy card. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors
/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Irving, Texas October 30, 2017	Chairman and Chief Executive Officer

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

_____________________________________________________________

Potential Payments upon Termination or Change in Control	17

Retirement Plans	17

Equity Compensation Plans	17

Compensation of Directors	18

Certain Relationships and Related Person Transactions	18

Householding of Proxy Materials	18

Other Matters	18

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of DynaResource, Inc., a Delaware corporation, for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 7, 2017, in the Amphitheater Room at the Four Seasons Hotel, at 4150 N. MacArthur Blvd., Irving, Texas 75039. The proxy solicitation materials are being sent on or about November 3, 2017 to all stockholders entitled to vote at the Annual Meeting. In this proxy statement, “DynaResource,” the “Company,” “we,” “us” and “our” refer to DynaResource, Inc.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING

AND THIS PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, holders of the outstanding shares of Series A Preferred Stock will vote to:

  Elect four Class I Directors to the Board of Directors of the Company (Proposal One);

At the Annual Meeting, holders of the outstanding shares of Common Stock will vote to:

  Elect two Class II Directors to the Board of Directors of the Company (Proposal Two);

At the Annual Meeting, holders of the outstanding shares of Series C Convertible Preferred Stock will vote to:

  Elect one Class III Director to the Board of Directors of the Company (Proposal Three);

At the Annual Meeting, holders of the outstanding shares of Common Stock will vote to:

  Cast an advisory vote to approve the compensation paid to the Company’s named executive officers (Proposal Four);
  Cast an advisory vote to approve the frequency of a stockholder advisory vote on executive compensation (Proposal Five); and,
  Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the Board’s voting recommendations?

Our Board of Directors recommends that holders of the outstanding shares of Common Stock cast their votes:

“FOR” the two (2) Nominees for Class II Director who have been nominated by the Company (Proposal Two);

Our Board of Directors recommends that holders of the outstanding shares of Common Stock cast non-binding advisory votes:

“FOR” approval of the compensation paid to the Company’s named executive officers (Proposal Four);

Our Board of Directors recommends that holders of the outstanding shares of Common Stock cast non-binding advisory votes for:

“One Year” as to the frequency of a stockholder advisory vote on executive compensation (Proposal Five).

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While we intend to carefully consider the voting results of Proposals Four and Five, the final votes are advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all our stockholders and will consider the outcome of these votes when making future compensation decisions for our executive officers and the frequency of advisory votes on executive compensation. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s 2017 Annual Meeting of Stockholders.

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Company’s main telephone number is (972) 868-9066.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is November 3, 2017. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. As of the record date, 17,722,825 shares of our Common Stock were outstanding, of which 16,635,192 shares of Common Stock are entitled to vote. By way of explanation, the 1,087,633 shares of Common Stock currently held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote. Also, as of the record date, 1,000 shares of our Series A Preferred Stock were outstanding and entitled to vote. Holders of the Company’s Series A Preferred Stock have the authority to elect a majority of the Board of Directors (the Class I Directors). Additionally, holders of the shares of our Series C Senior Convertible Preferred Stock (“Series C Convertible Preferred Stock”) have the authority to elect one Class III Director.

Our stock transfer books will remain open between the date of the Notice of Annual Meeting and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices.

How many votes do I have?

Except as to the shares held by Mineras de DynaResource S.A. de C.V., each holder of Common Stock is entitled to one vote per share held. A total of 16,635,192 votes may be cast by the holders of Common Stock on each matter for which the vote of the holders of Common Stock is required – Proposals Two, Four, and Five. Additionally, holders of the Company’s Series A Preferred Stock have the authority to elect a majority of the Board of Directors (the Class I Directors). Currently, Mr. K.W. (“K.D.”) Diepholz, Chairman, President and Chief Executive Officer of the Company, is the holder of 100% of the outstanding shares of Series A Preferred Stock and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I Directors). Additionally, holders of the Company’s Series C Convertible Preferred Stock have the authority to elect one Class III Director. Currently, Golden Post Rail, LLC is the holder of 100% of the outstanding Series C Convertible Preferred Stock, and accordingly, Golden Post Rail, LLC has the authority to elect one Class III Director.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Signature Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization to vote the shares held in your account, in the manner you specify.

If I am a stockholder of record of Common Stock, how do I cast my vote?

If you are a stockholder of record, you may vote by mailing or faxing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid and self-addressed envelope and your shares will be voted at the Annual Meeting in the manner you direct. To vote by fax, please sign and return the enclosed proxy card by fax to the transfer agent for the Company, Signature Transfer, Inc. at (972) 767-3924; or by fax direct to the Company at (972) 869-9400. You may also vote your shares in person at the Annual Meeting. If you are a stockholder of record, you may request a ballot at the Annual Meeting.

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If I am a beneficial owner of shares held in street name, how do I cast my vote?

If you are the beneficial owner of shares held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”) that must be followed for the record holder to vote your shares per your instructions. Please complete and return the voting instruction card in the self-addressed postage paid envelope provided; or, in some cases you may vote your shares on-line.

If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting. We recommend that you vote your shares in advance as described above, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What is a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding capital stock of the Company entitled to vote at a meeting of stockholders will constitute a quorum. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What is a broker non-vote?

If you are a beneficial owner of shares held in street name and do not provide the record holder with specific voting instructions, under the rules of various national securities exchanges, the record holder may generally vote on routine matters but cannot vote on non-routine matters. If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What vote is required for each item?

For Proposal One, the Class I Directors are elected by the vote of the holders of the issued and outstanding shares of Series A Preferred Stock. For Proposal Two, the Class II Directors are elected by a plurality of the votes cast by the holders of the issued and outstanding shares of Common Stock entitled to vote. Accordingly, as to the Class II Directors, the two nominees receiving the highest number of votes cast will be elected as Directors. Abstentions will have no effect on the outcome of the election of candidates for Class II Directors. Due to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the election of directors is now considered a non-routine matter on which brokers are not empowered to vote without instructions. Accordingly, there may be broker non-votes on Proposal Two. Should any nominee for Class II Director become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person as may be designated by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee for Class II Director who has become unavailable will be disregarded. For Proposal III, the Class III Director is elected by the vote of the holders of the Series C Convertible Preferred Stock. For Proposal Four, the measure will be approved or disapproved based on the highest number of votes cast. For Proposal Five, the measure will be approved or disapproved based on the highest number of votes cast.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you do not specify how your shares are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you do not specify how your shares are to be voted, your broker may generally exercise its discretionary authority to vote your shares on routine matters, but your broker will not be permitted to vote your shares with respect to non-routine matters (Proposal Two).

What if I receive more than one set of proxy materials, proxy card or voting instruction form?

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If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote be counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions.

Can I change my vote after I have voted?

If you are a stockholder of record, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. If you are a stockholder of record and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four days following the Annual Meeting.

How and when may I submit a stockholder proposal for any Annual Meeting of Stockholders?

In the event that a stockholder desires to have a proposal considered for presentation at an Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

To forward any stockholder proposals or notices of proposals or to receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, broker-dealers or other similar organizations holding shares that are beneficially owned by others, so that such organizations may forward the solicitation materials to the beneficial owners. We may reimburse such organizations for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

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INTRODUCTION TO PROPOSALS ONE through FIVE

ELECTION OF DIRECTORS

General

Directors are elected at annual meetings of stockholders. As provided in the certificate of incorporation and amendments thereto, the holders of the Company’s Series A Preferred Stock have the authority to elect a majority of the Board of Directors (the Class I directors). Currently, Mr. K.W. (“K.D.”) Diepholz, Chairman, President and Chief Executive Officer of the Company, is the sole holder of the Company’s Series A Preferred Stock and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I Directors). The Class II Directors are elected by a plurality of the votes cast by the holders of the issued and outstanding shares of Common Stock. The Class III Director is elected by the holders of the Series C Convertible Preferred Stock.

Proposal One (Nominees to Serve as Class I Directors (Term to Expire at the 2018 Annual Meeting))

The nominees for election to the Board as Class I Directors, are as follows:

Name	Age	Position	Director Since
K.W. (“K.D.”) Diepholz	60	Chairman of the Board, President, Chief Executive Officer and Treasurer	1995
Dr. Jose Vargas Lugo	57	Director, President of Mexican Operations	2013
Eduardo Luna	73	Director, Advisor to the President of Mineras de DynaResource	2017
Pedro Ignacio Teran Cruz	54	Executive VP - Director of Exp. and Resource Development	2015

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class I Directors are as follows:

K.W. (“K.D.”) Diepholz

Mr. Diepholz has been involved in the resource sectors, primarily as an investor/entrepreneur, since 1980. He founded KWD Properties Corp. an Oil and Gas exploration and production company in 1983, and served as an executive manager to this Oil and Gas concern, and as a General partner to several limited partnerships. Mr. Diepholz has served in a variety of capacities with DynaResource, Inc. from 1994 to the present, and has served as Chairman of the Board, President, CEO and Treasurer since 1995. Mr. Diepholz has special skills in the areas of negotiation, business development, project planning and management, corporate financing, acquisition analysis, investment program interpretation and structuring, and executive management. Mr. Diepholz has been instrumental to the Company in the negotiations of the following: the acquisition of 24.9% Net Profits Interest in the San José de Gracia in 1995; the acquisition of an additional 25% interest in San José de Gracia in 1998; the acquisition and consolidation of 100% of the rights to the San José de Gracia from prior owners, culminating in March 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracia from previous Mexican owners during 2000-2003; the direction and management of the test mining and pilot mill operations at San José de Gracia during 2003-2006; the negotiation of the Stock Purchase/Earn In Agreement in 2006; the negotiation of the surface rights agreement with the Santa Maria Ejido in 2013; the negotiation of the financing agreement with Golden Post Rail, LLC, and the general financing of, and the general management of the Company since inception. In addition to his roles with the Company, Mr. Diepholz serves as Chairman and CEO of DynaResource Nevada, Inc., an affiliated company, and as President of DynaNevada de Mexico, a wholly owned subsidiary of DynaResource Nevada Inc. Mr. Diepholz is also the current President of the following subsidiaries of the Company in Mexico: DynaResource de Mexico, Mineras de DynaResource, and DynaResource Operaciones.

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Mr. Eduardo Luna

Mr. Luna is a respected, successful senior executive with over 40 years’ experience in the mining industry. Mr. Luna’s experience includes serving as a Member of the Board of Directors for major mining companies which have achieved success at the highest level of the mining industry. Mr. Luna currently serves as a member of the Board of Directors of Silver Wheaton Corp., which is the largest pure precious metals streaming company in the world. Mr. Luna has also served as a Member of the Board of Directors of Goldcorp Inc., Alamos Gold Inc., and Primero Mining Corp.

In addition to his roles on company boards, Mr. Luna has served in a variety of operational capacities. From 1991 to 2005, Mr. Luna served as President of Luismin SA de CV in Mexico, which operated the Tayoltita Project for Goldcorp in Mexico. Mr. Luna also served as an Executive Vice President of Goldcorp. More recently, Mr. Luna served as President of Mexican Operations for Primero Mining from 2010-2015, during which time Primero Mining operated the Tayoltita Project.

During his distinguished career, Mr. Luna has received several mining industry recognitions and appointments, which include:

•	National Mining Award, Mexico, 1997;
•	President of the Mexican Chamber of Mines;
•	President of the Consulting Board for the School of Mines, Universidad de Guanajuato;
•	Member of the Advisory Boards of the School of Mines of National University of Mexico and University of Zacatecas;
•	President of The Silver Institute 2002 – 2003.

Mr. Luna received a Bachelor’s degree in Mining Engineering from Universidad de Guanajuato, 1971; an MBA from Tecnológico de Monterrey, 1979; and an Advanced Management degree from Harvard Business School.

In 1997 Mr. Luna was appointed Trustee of Fundación Pro Niños de la Calle, a charity that works with children living on the streets of Mexico City.

Dr. Jose Vargas Lugo

Dr. Vargas is a licensed physician who graduated from the Universidad Nacional Autonoma de Mexico (UNAM); and is a graduated law student from the Universidad Autonoma de Sinaloa (UAS). Dr. Vargas commenced his involvement with the mining business with Minera Industrial Peñoles as a Medical Assistant to the Mining Services Division of Peñoles in Fresnillo, Zacatecas. Since 1993, Dr. Vargas has been a supplier of industrial goods and services in and around the municipalities of Sinaloa de Leyva and Mocorito Sinaloa.

Dr. Vargas has worked with companies such as Compañía Minera El Rosarito, which was conducting operations at San Jose de Gracia during the period 1993 – 1995. Dr. Vargas later provided services and supplies to Mineras Finesterre at San Jose de Gracia, and to Minera Pangea, which was owned by Queenstake Resources, then Nevada Pacific, and now McEwen Mining. Dr. Vargas began working with DynaResource de Mexico in spring, 2000 as it commenced activities to acquire and consolidate the San Jose de Gracia District. Over the past plus 10 Years, Dr. Vargas has proven to be an integral part of the Company’s activities at San Jose de Gracia and in Sinaloa State, involved in all facets of the Company’s business. Dr. Vargas has proven instrumental in the areas of public relations, community relations, governmental affairs, environmental matters, and overall management of the Company’s business activities in Mexico.

Pedro Ignacio Teran Cruz

Mr. Teran is a graduate Geologist from the Universidad de Sonora, Mexico. He has over 28 years’ experience in mineral exploration, mine development is a successful and respected Geological Consultant in Mexico, and is credited with defining significant resources at several projects. From 1986 to 1992, he was Project Geologist for Minera Real de Angeles, SA de CV (Frisco/Placer Dome Inc, now Alamos Gold), which under his participation, explored and discovered the “Mulatos Gold Deposit” Sonora, Mexico, and later as a Project Manager, the “San Felipe Gold Project” BC, Mexico, both now in production. From 1992 to 1996, Mr. Teran worked as a Mine Geologist with Hecla Mining Co and explored and advanced into production the open pit “La Choya Gold Mine”. From 1996 to 1999, Mr. Teran worked as Geology Superintendent for Compañia Minera Lluvia de Oro (Santa Cruz Gold, Now NWM Mining Corp.) and at the open pit “Lluvia de Oro Gold Mine”, Sonora, Mex. From 1999 to 2001, Mr. Teran worked as a Consultant Geologist for due diligence for Tara Gold Resources in several projects located in la Sierra Madre Occidental. From 2001 to 2005, he worked as Manager of Geology Department for the Compañía Minera Pangea SA de CV (Queenstake Resources, Nevada Pacific and now McEwen Mining), in the “El Magistral Gold Mine” Sinaloa, Mexico. Under his direction of exploration, the reserves were increased substantially and he formed part of the team to put the project in production. During 2005 and part of 2006, Mr. Teran worked as Data Manager for Linear Gold Corp. in the “Ixhuatan Project” Chiapas, Mexico. He built the computer block model and Resources Estimation. From 2006 to 2008, he worked as Project Manager for Pediment Exploration Ltd., now Argonaut Gold Inc. in the “San Antonio Gold Project” located in BCS, Mexico.

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Since 2008, Mr. Teran began working as a Consultant Geologist with DynaResource, Inc. in the “San Jose de Gracia Gold Project” located in Sinaloa, Mexico. In July 2015, Mr. Teran was retained 100% by DynaResource, and with full focus at San Jose de Gracia.

Proposal Two (Nominees to Serve as Class II Directors (Term to Expire at the 2018 Annual Meeting))

The following are the Company’s nominees for election to the Board as Class II Directors:

Name	Age	Position	Director Since
Dale G. Petrini	63	Stockholder	2016
John C. Wasserman	78	Attorney and Stockholder	2015

Company Nominees: The principal occupations and business experience, for at least the past five years, of the Company’s nominees for election to the Board as Class II Directors are as follows:

John C. Wasserman

Mr. Wasserman is a Partner with Wasserman, Bryan, Landry & Honold, LLP Law firm, Perrysburg Ohio. He is a stockholder of the Company and would bring the following credentials to the Board of Directors:

University of Detroit (PHB); Ohio State University, Law School (JD) – Graduate work in business administration; University of Toledo – Undergraduate and Graduate work in business administration; Admitted to practice before Ohio Supreme Court, U.S. Supreme Court, U.S. District Court for Northern District of Ohio, Sixth Circuit U.S. Court of Appeals; Member, Ohio State, Lucas County, Ohio (past President) and Toledo, Ohio Bar Associations; Board Member, Corporate and Board Secretary, Blue Water Satellite, Inc.; Board Member, TechTol of Toledo, Inc.; Member and current chair of the City of Waterville, Ohio Planning Commission; Member of the ten year Plan Committee of Waterville, Ohio; Member, Past Board Member, Secretary Treasurer and President of Toledo, Ohio Rotary; Past Assistant District Governor, Area 4 of District 6600 of Rotary International; Member of Timberlake Investments, LLC, an investment LLC; Board Member, Victory Center of Toledo, Ohio; Member, Succession Committee, DynaResource, Inc.; Member/Managing Partner/Member, numerous LLCs/Partnerships for real estate development, investments.

Mr. Wasserman formerly worked with the Ohio Attorney General’s Office, as Special Counsel, formerly worked with the Ohio Bureau of Unemployment, as Hearing Officer, and formerly served as Acting Judge, Maumee, Ohio, Municipal Court. Past Toledo, Ohio Exchange Club Member (President); Selected one of Jaycees Top Ten Young men of Toledo, Ohio; Co Author – Management Considerations of a Business Entity in the Environment of Chapter XI Reorganization Proceedings Under the New Federal Bankruptcy Code Effective October 1, 1979 published in Midwest Business Administration Association; Expert witness in real estate mandamus case: Lucas County Common Pleas Court, State ex rel Ad Hoc Committee of Waterville Citizens for Initiative and Referendum Petitions, Etc., Realtor vs. City of Waterville and Dale Knepper, Clerk of Council, City of Waterville, Respondents, Case No. CI-2013-1137.

Dale G. Petrini

Mr. Petrini brings over 40 years of extensive international project and manufacturing experience to the Board of DynaResource, Inc. During his 40+ years with The Dow Chemical Company, Houston, Texas, Mr. Petrini was the engineering sponsor, advisor and led the project development for several international mega projects totally over $50 billion USD. In his latest role for Dow, he was responsible for the project development of mega project growth opportunities in Latin America.

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Previously, Mr. Petrini was responsible for Global Construction Management and Global Capital Procurement for Dow with offices and personnel located throughout the world. In addition, he was the Plant Manager for several production units and led the respective business management teams.

Mr. Petrini earned his civil engineering degree from The University of Michigan and is a registered licensed professional engineer. He holds dual citizenship in the US and EU.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees as Class II Director to the Board of Directors.

John C. Wasserman Class II Director

Dale G. Petrini Class II Director

Proposal Three (Nominee to Serve as Class III Director (Term to Expire at the 2018 Annual Meeting))

The current members of the Board of Directors, who are nominees for election to the Board as Class III Directors, are as follows:

               Phillip A. Rose Class III Director

The holder of the Series C Convertible Preferred Stock retains the right to elect the Class III Director to the Board of Directors.

***

Proposal Four

The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of the Named Executive Officers as disclosed in this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis). This Proposal is referred to as a “say-on-pay” proposal.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

The Company’s current policy is to provide stockholders with an opportunity to approve the compensation of the Named Executive Officers each year at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2017 annual meeting of stockholders.

Required Vote

Approval of this Proposal Four requires the affirmative vote of the holders of a majority of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation of the Board of Directors

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The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation paid to the Company’s named executive officers.

***

Proposal Five

Approve the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote for “One Year” as the frequency of a stockholder advisory vote on executive compensation.

****************

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CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that, with the exceptions of John C. Wasserman, Dale Petrini and Phillip A. Rose, none of its current directors and nominees for election at the Annual Meeting meets the definition of independent director under the current standards for “independence” established by NASDAQ.

Board Committees

We do not presently have a separately constituted audit committee, nominating committee, compensation committee, or committees performing similar functions.

At present, our entire Board of Directors acts as our audit committee. None of the current directors or the nominees for election at the Annual Meeting meets the definition of “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

At present, our entire Board of Directors acts as our nominating committee.

At present, our entire Board of Directors acts as our compensation committee and accordingly, each director participates in the consideration of executive officer and director compensation.

Board Meetings in Fiscal Year 2016

During fiscal year 2016, our Board of Directors consisted of the following members:

K.W. (“K.D.”) Diepholz

Robert M. Allender, Jr.

Dr. Jose Vargas Lugo

David S. Hall*

Pedro I. Teran Cruz

Phillip A. Rose (elected by the holders of the Series C Convertible Preferred Stock on June 29, 2015)

*Mr. Hall resigned for personal reasons on July 13, 2016.

During fiscal year 2016, there were four regular meetings, three special meeting of the Board of Directors, as well as several informal discussions or meetings. Each member of the Board of Directors during fiscal year 2016 attended or participated in 100 percent of the total number of meetings of the Board of Directors held during the fiscal year, with the exception of (i) Mr. Hall, who resigned effective July 13, 2016, and (ii) Mr. Allender, who did not participate in meetings after March 12, 2016.

Board Meetings in Fiscal Year 2017

During fiscal year 2017 and through the date of this Proxy Statement, our Board of Directors consisted of the following members:

K.W. (“K.D.”) Diepholz

Eduardo Luna*

Dr. Jose Vargas Lugo

Pedro I. Teran Cruz

Rene L.F. Mladosich**

John C. Wasserman

Dale G. Petrini

Phillip A. Rose

* Mr. Luna was appointed to the Board effective March 1, 2017.

** Mr. Mladosich resigned for personal reasons on July 13, 2017.

During fiscal year 2017, there have been four regular meetings, one special meeting of the Board of Directors, as well as several informal discussions or informal meetings. Each member of the Board of Directors during fiscal year 2017 attended or participated in 100 percent of the total number of meetings of the Board of Directors held during the fiscal year, with the exception of (i) Mr. Mladosich, who resigned effective July 13, 2017; and Mr. Rose, who was absent for the July 29, 2017 meeting.

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Annual Meeting Attendance

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, directors are encouraged to attend such meetings. All members of the Board of Directors attended the 2016 annual meeting held on December 10, 2016, with the exception of: (a) Mr. Rose, who was unavailable; and (b) Mr. Luna, who was not yet appointed.

Communications with Directors

We have not in the past adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, the directors have endeavored to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Communications to the Board of Directors may be submitted in writing to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Board of Directors relies upon the Corporate Secretary to forward written questions or comments to named directors or committees thereof, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual within the Company, including the President, as appropriate.

Code of Ethics and Standards of Business Conduct

The Company has adopted a Code of Ethics and Standards of Business Conduct which is available on the Company’s Web Site. An Introduction to the Code of Ethics and Standards of Business Conduct is included below:

The Company is committed to maintaining the highest standards of business ethics and complying with both the letter and the spirit of the law in everything that we do and in every country in which we do business. Doing so will also maintain the hard-earned respect and good corporate citizen reputation that we have established over the years with our customers, business partners and alliances. Consequently, employees are prohibited from participating in or condoning illegal or unethical activity. Remember that illegal acts by employees can subject the Company to fines, and the penalties for corporations convicted of federal crimes are severe. And employees who violate the Company’s ethical standards will be subject to disciplinary action up to and including termination.

To ensure compliance with this Company policy, we have adopted these Standards of Business Conduct and Ethics for all employees. These Standards apply to all Directors, Officers, and Employees of DynaResource, Inc. and to all Directors, Officers, and Employees of all subsidiary companies.

These Standards also apply to all agents, consultants, contractors, and other third parties when they are representing or acting for the Company and all subsidiaries. We expect our vendors and suppliers to be guided by these principles.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of common stock of the Company as of October 30, 2017.  The following table sets forth the information based on 17,722,825 common shares issued and outstanding as of October 30, 2017.

COMMON STOCK	Beneficial Owner	Address	Common Shares	Percent Ownership (17,722,825)

Common Stock	Golden Post Rail, LLC	Westlake, Texas	3,899,748	0%

Common Stock	K.W. (“K.D.”) Diepholz Chairman / CEO	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	1,865,100	10.5%
Common Stock	Mineras de DynaResource SA de CV.	CP 82110, Mazatlán, Sinaloa, Mexico	1,087,633	6.1%
Common Stock	Gareth Nichol	Denver, Colorado	2,000,000	11.3%
Common Stock	Eduardo Luna Director; Advisor to the President of Mineras de DynaResource SA de CV	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	____	____

Common Stock	Dr. Jose Vargas Lugo EVP, Director	Plutarco Elias Calles 47 Guamuchil Sin. 81450 Mexico	274,508	1.5%

Common Stock	Dale G. Petrini Director;	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	156,330.88%
Common Stock	Pedro I. Teran Cruz EVP; Director	Hermosillo, Sonora Mexico	37,500.21%
Common Stock Common Stock	John C. Wasserman Director; Bradford J. Saulter VP., Investor Relations	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039 222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	134,389 124,439	.76% .70%
	All Officers and Directors and 5% Owners as a Group (9 holders)		5,679,899	32.05%

No officer or director holds options which (a) are currently vested or (b) will vest within 60 days.

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BENEFICIAL OWNERSHIP OF PREFERRED STOCK

Series A Preferred Stock

Beneficial Owner Series A Preferred Stock Percent Ownership

K.W. Diepholz 1,000 100%

  Mr. K.D. Diepholz, the Chairman, President and CEO of the Company, holds 100% (1,000 shares) of the outstanding Series A Preferred Stock of the Company. The holder of the Series A Preferred Stock retains the right to elect a majority of the Members of the Board of Directors.

Series C Convertible Preferred Stock

Beneficial Owner Series C Convertible Preferred Stock Percent Ownership

Gold Post Rail, LLC 1,733,221 100%

  Golden Post Rail, LLC holds 100% (1,733,221 shares) of the outstanding Series C Convertible Preferred Stock of the Company. The holder of the Series C Convertible Preferred Stock retains the right to elect the Class III Director to the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and persons who own more than ten percent of the common stock of the Company to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in ownership of the common stock of the Company. Such directors, officers and ten percent stockholders are required to furnish to the Company copies of all Section 16(a) reports that they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2015, its directors, executive officers and ten percent stockholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The Company’s executive officers are as follows:

Name	Age	Position	Served in Position Since

K.W. (“K.D.”) Diepholz	60	President, CEO and Treasurer	1995

Bradford J. Saulter	56	V.P., Investor Relations	1995

Dr. Jose Vargas Lugo	57	Director of Operations -Mexico Operations	2006 2014

Eduardo Luna	73	Advisor to the President of Mineras de DynaResource SA de CV	2017

Pedro I. Teran Cruz	57	Executive Vice-President- Director of Exploration and Resource Development	2015

The principal occupations and business experience, for at least the past five years, of Mr. K.D. Diepholz, Mr. Eduardo Luna, Dr. Jose Vargas Lugo and Mr. Pedro I. Teran Cruz are set forth in the discussion of Proposal One, Nominees to serve as Class I Directors. The principal occupation and business experience of Mr. Wasserman and Mr. Petrini (Non-Management, Class II Directors), for at least the past 5 years, are set forth in the discussion of Proposal Two, Nominees to serve as Class II Directors.

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Bradford J. Saulter

Mr. Saulter attended the University of Texas, Austin, Texas. Mr. Saulter worked in the marketing department of Metagram, Inc., a Dallas National marketing company; and was Regional Manager for Lugar, Lynch, & Associates, a Dallas based Financial Services Company, involved in sales & marketing of various investment products. Mr. Saulter has also worked as an independent Marketing Consultant, and has obtained Series 22 & 63 Securities Licenses. Mr. Saulter has been the Vice President of Marketing for Dynacap Group Ltd. (1992 - Present); and has been employed as Vice President – Investor Relations for DynaResource, Inc., Dallas, Texas (1995 to present).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides disclosure about the policies and objectives underlying the compensation programs for our executive officers. Accordingly, we will address and analyze each element of the compensation provided to our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table which follows this discussion. These individuals are referred to as the named executive officers.

Compensation Policy for Executive Officers. We have designed the various elements comprising the compensation packages of our executive officers to achieve the following objectives:

  reflect individual accomplishments and contributions to the Company as well as overall Company performance;
  align each executive officer’s interests with those of the Company’s stockholders; and
  attract and retain qualified executives who will help the Company meets its goals.

Each executive officer’s compensation package has historically consisted of three elements: (i) a base salary, (ii) a cash bonus based upon the individual officer’s personal performance, and (iii) participation in long-term, stock-based incentive awards, in the form of restricted stock, designed to align and strengthen the mutuality of interests between our executive officers and our stockholders.

When establishing the compensation levels for the executive officers, we consider the Company’s overall performance and its evaluation of each executive officer’s individual performance level and his potential contribution to the Company’s future growth. Over the years, the Company has endeavored to follow a pay-for-performance philosophy when Company performance measures have been achieved.

Elements of Compensation.    Each of the major elements comprising the compensation package for executive officers (salary, bonus and equity) is (i) designed to reflect individual accomplishments and contributions to the Company as well as overall Company performance, (ii) align the executive’s interests with those of our stockholders and (iii) attract and retain qualified executives who will help the Company meet its goals. The manner in which each element of compensation has been structured may be explained as follows:

Salary.    The base salary level of each executive officer is reviewed once each year. The Company targets base salaries to be in the range of 80 percent to 90 percent of market. However, the Company may also consider the performance of the executive, contributions by the executive towards the Company’s mission/goals and tenure at the Company. The Company believes that this component of compensation should provide a level of security and stability from year to year and not be dependent to any material extent on the Company’s financial performance.

Incentive Compensation.    The bonus structure is generally designed to bring the total cash compensation for our executives up to market in a typical year and to exceed market when justified by Company performance.

Long-Term Incentives.    We currently have no contractual long-term incentives for our executive officers.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, and its three other most highly compensated executive officers. These officers are referred to as the “named executive officers”. The Company has not entered into employment-related agreements with any of the named executive officers.

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Name and	Year	Salary	Bonus	Stock	Option	Nonequity	Nonqualified	All other	Total
principal				Awards	Awards	incentive plan	deferred	compensation	compensation
position						compensation	compensation
K.W. Diepholz	2016	$225,000	None	None	None	None	None	$14,750	$239,750
CEO, Pres, Treas, Director	2015	$225,000	None	None	None	None	None	$28,145	$253,145

Rene L.F. Mladosich	2016 2015	$137,500 $50,000	$10,000 None	None None	None None	None None	None None	None None	$147,500 $50,000

Bradford J. Saulter,	2016	$72,000	None	None	None	None	None	None	$72,000
VP., Investor Relations	2015	$72,000	None	None	None	None	None	None	$72,000

Dr. Jose Vargas Lugo	2016	$90,000	None	None	None	None	None	None	$90,000
Exec. VP; Director	2015	$90,000	None	$412,500	None	None	None	None	$502,500

Robert M. Allender, Jr.	2016	$54,405	None	None	None	None	None	None	$54,405
Exec. VP., Director	2015	$162,500	None	$130,500	None	None	None	None	$293,000

Pedro I. Teran Cruz	2016	$120,000	None	None	None	None	None	None	$120,000
Exec. VP, Director	2015	$60,000	None	None	None	None	None	None	$60,000

Note regarding Employment Agreements: The Company does not have any formal employment agreements with any of its named executive officers. Rather, the terms of their respective employment with the Company were established pursuant to mutual agreement of the Board of Directors and each individual executive.

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Grants of Equity-Based Awards in Fiscal Year 2016

	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units(#)	All other option awards: Number of securities underlying options(#)	Exercise or base price of option awards($/Sh)	Grant date fair value of stock and option awards
		Threshold($)	Target($)	Maximum($)	Threshold (#)	Target (#)	Maximum(#)
KW Diepholz, CEO, President, Director	---	---	---	---	---	---	---	---	---	---	---

Rene L.F. Mladosich Exec. VP., Director of Mining Operations	---	---	---	---	---	---	---	---	---	---	---

Bradford J Saulter Vice-President, Investor Relations	---	---	---	---	---	---	---	---	---	---	---

Dr. Jose Vargas Lugo, Director of Mexican Operations, Director	---	---	---	---	---	---	---	---	---	---	---

Eduardo Luna, Advisor to President of Mineras de DynaResource	---	---	---	---	---	---	---	---	---	---	---

Pedro I. Teran Cruz, Executive Vice- President, Director of Exploration and Resource Development, Director	---	---	---	---	---	---	---	---	---	---	---

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Outstanding Equity Awards at Fiscal Year End

The following table provides certain summary information concerning outstanding equity awards held by the named executive officers as of December 31, 2016:

Outstanding Equity Awards at Fiscal Year-End

Name	Option awards					Stock awards
	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) un-exercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options(#)	Option exercise price($)	Option expiration date	Number of shares or units of stock that have not vested(#)	Market value of shares or units of stock that have not vested(#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested($)
K W Diepholz CEO, President, Director	---	---	---	---	---	---	---	---	---

Rene L. F. Mladosich, Director of Mining Operations	---	---	---	---	---	---	---	---	---

Bradford J Saulter Vice-President, Investor Relations	---	---	---	---	---	---	---	---	---

Dr. Jose Vargas Lugo President of Mexican Operations	---	---	---	---	---	---	---	---	---

Robert M. Allender, Jr.; Exec. Vice- Director of Mining Operations	---	---	---	---	---	---	---	---	---

Pedro I. Teran Cruz Executive Vice- President, Director of Exploration and Resource Development,	---	---	---	---	---	---	---	---	---

Option Exercises and Stock Vested

No named executive officer held options to purchase shares of stock that vested during 2016.

Potential Payments upon Termination or Change in Control

The Company does not have any contract, agreement, plan or arrangement with its named executive officers that provides for payments to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company, or a change in the named executive officer’s responsibilities following a change in control.

Retirement Plans

The Company does not have any plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement.

Equity Compensation Plans

The Company does not have any plan that provides for equity compensation.

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Compensation of Directors

In the past, the Company has not instituted a policy of compensating non-management directors. However, the Company plans to use stock-based compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company will consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of its Board members. Directors are not subject to a minimum share ownership requirement.

The Company currently has no compensation plans for non-management directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board of Directors is responsible for review, approval, or ratification of “related-person transactions” involving the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or five percent stockholder of the Company since the beginning of the previous fiscal year, and their immediate family members. We have adopted written policies that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. If the Board determines a related person has a material interest in a transaction, the Board may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

During the years ended December 31, 2016 and 2015, the Company paid compensation to Dynacap Group, Ltd., a private consulting firm, in the following amounts:

In 2016:    $116,750 for consulting and other fees;

In 2015:    $81,500 for consulting and other fees;

Mr. K.W. (“K.D.”) Diepholz, Chairman and CEO of the Company and Mr. Charles Smith, former Chief Financial Officer, are the Managers of Dynacap Group, Ltd.

The Company is not aware of any other relationships or transactions, since the beginning of the previous fiscal year, in which the Company and one or more of its directors, officers, nominees for director, five percent stockholders and/or their immediate family members have a direct or indirect material interest.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, or (3) contact DynaResource directly at (972) 868-9066. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of these materials was delivered.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

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WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THEREFORE, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE YOUR SHARES BY RETURNING THE ENCLOSED PROXY CARD. TIMELY VOTING WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU WILL BE ABLE TO VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors

K.W. (K.D.) Diepholz, Chief Executive Officer

Irving, Texas

October 30, 2017

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DYNARESOURCE, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 7, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints K.W. (“K.D.”) Diepholz, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of DynaResource, Inc. to be held in the Amphitheater Room at the Four Seasons Hotel at 4150 N. MacArthur Blvd., Irving, Texas 75039, on Saturday, December 7, 2017 at 2:00 P.M. CST, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present at the Annual Meeting.

THE CHAIRMAN of the Board and the Current BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS II DIRECTORS NOMINATED BY THE COMPANY.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

Proposal One (Election by the Holders of Series A Preferred Stock): To elect to the Company’s Board of Directors, four Class I Directors, to a term of office expiring at the next Annual Meeting of Stockholders. The Nominees for Class I Directors are: K.W. (“K.D.”) Diepholz, Eduardo Luna, Dr. Jose Vargas Lugo, and Pedro I. Teran Cruz.

All Nominees for Class I Directors (Holders of Series A Preferred Stock to Elect):

                        [ X ] FOR          [ ] WITHHOLD AUTHORITY

Proposal Two: To elect to the Company’s Board of Directors, two Class II Directors, to a term of office expiring at the next Annual Meeting of Stockholders.

Class II Nominees (Holders of Common Stock to elect)

Dale G. Petrini                [ ] FOR           [ ] WITHHOLD AUTHORITY

John C. Wasserman       [ ] FOR           [ ] WITHHOLD AUTHORITY

Proposal Three (Election by the Holders of Series C Convertible Preferred Stock): To elect to the Company’s Board of Directors, One Class III Director, to a term of office expiring at the next Annual Meeting of Stockholders. The Nominee for Class III Director is: Philip A. Rose.

Nominee for Class III Director:

Philip A. Rose               [ X ] FOR          [ ] WITHHOLD AUTHORITY

Proposal Four: To cast an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

                                           [ ] FOR           [ ] WITHHOLD AUTHORITY

Proposal Five: To cast an advisory vote to approve the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years.

[ ] One Year [ ] Two Years [ ] Three Years

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE COMPANY-NOMINATED CLASS II NOMINEES TO THE BOARD OF DIRECTORS. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.